UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

reported): September 10, 2009

Bakers Footwear Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Missouri	000-50563	43-0577980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2815 Scott Avenue St. Louis, Missouri	63103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:

(314) 621-0699

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition.

On September 10, 2009, Bakers Footwear Group, Inc. (the “Company”) issued a press release (the “Press Release”) announcing financial results for the second quarter ended August 1, 2009. A copy of the Press Release is furnished as Exhibit 99.1 hereto and is incorporated by reference herein. The description of the Press Release contained herein is qualified in its entirety by the full text of such exhibit.

Also on September 10, 2009, certain members of the Company’s management team held a conference call to discuss earnings and operating results for the second quarter ended August 1, 2009. Excerpts from the conference call transcript are furnished as Exhibit 99.2 hereto and are incorporated by reference herein.

The Press Release includes references to adjusted EBITDA, which is a non-GAAP financial measure as defined in Regulation G under the rules of the Securities and Exchange Commission. Adjusted EBITDA is calculated in accordance with the terms of the Company’s subordinated secured term loan and is defined as net income (loss) before deducting interest expense, income taxes, depreciation, gains or losses on disposal of property and equipment, impairment expense, and stock based compensation expense. Adjusted EBITDA should not be considered as an alternative to operating income or net income (as determined in accordance with generally accepted accounting principles (GAAP)) as a measure of the Company’s operating performance or to net cash provided by operating, investing and financing activities (as determined in accordance with GAAP) as a measure of the Company’s ability to meet cash needs. The Company believes that adjusted EBITDA is a measure commonly reported and widely used by investors and other interested parties as a measure of a company’s operating performance because it assists in comparing performance on a consistent basis without regard to capital structure, depreciation and amortization or non-operating factors (such as historical cost) and is also used to determine compliance with a financial covenant in the Company’s subordinated secured term loan. This information has been disclosed in the Press Release to permit a more complete comparative analysis of the Company’s operating performance relative to other companies. Adjusted EBITDA may not, however, be comparable in all instances to other similar types of measures.

Exhibits 99.1 and 99.2 contain forward-looking statements (within the meaning of Section 27(A) of the Securities Act of 1933 and Section 21(E) of the Securities Exchange Act of 1934). The Company has no duty to update such statements. Actual future events and circumstances could differ materially from those set forth in this Current Report, including Exhibits 99.1 and 99.2, due to various factors.

Factors that could cause these conditions not to be satisfied include inability to satisfy debt covenants, material declines in sales trends and liquidity, inability to satisfy listing requirements, material changes in capital market conditions or in the Company’s business, prospects, results of operations or financial condition and other risks and uncertainties, including those detailed in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, including those discussed in “Item 1. Business — Recent Developments” in the Form 10-K, and in each report under the captions “Risk Factors,” “Management’s Discussion and Analysis of Financial Position and Results of Operations” and in each report Note 2 to the Company’s financial statements, and in the Company’s other filings with the Securities and Exchange Commission.

Item 7.01.   Regulation FD Disclosure.

The information set forth under Item 2.02 is incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

(d)  Exhibits. See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKERS FOOTWEAR GROUP, INC.

Date: September 15, 2009	By:	/s/ Charles R. Daniel, III
Charles R. Daniel, III Executive Vice President, Chief Financial Officer, Controller, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release dated September 10, 2009 relating to results for the second quarter of fiscal year 2009.

99.2	Excerpts from the transcript of the conference call held on September 10, 2009.